AMENDMENT NO. 2
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


       THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of January 23, 1998, by and between Black Warrior Wireline Corp., a Delaware corporation (the "Company"), and St. James Capital Partners, L.P., a Delaware limited partnership (the "Purchaser").

       WHEREAS, on June 5, 1997, the Company and the Purchaser entered into a Registration Rights Agreement (the "Original Registration Rights Agreement"), pursuant to which the Company granted the Purchaser certain registration rights in respect of the Shares (as such term is defined in the Original Registration Rights Agreement);

       WHEREAS, on June 5, 1997, the Purchaser acquired from the Company a Convertible Promissory Note (the "Original Convertible Note") in the original principal amount of $2,000,000, which is convertible into the number of shares as set forth in the Original Convertible Note (the "Original Convertible Note Shares") of the Company's common stock, par value $.0005 per share (the "Common Stock");

       WHEREAS, on June 5, 1997, the Company issued Warrants to Purchase Common Stock of the Company (the "Original Warrants") to Purchaser in respect of an aggregate of 666,000 shares of Common Stock (the "Original Warrant Shares");

       WHEREAS, pursuant to the terms of the Agreement for Purchase and Sale dated as of October 10, 1997 between the Company and the Purchaser, the Purchaser agreed to purchase a 7% Convertible Promissory Note from the Company to Purchaser dated as of the date hereof, in the original principal amount of $2,900,000 (the "Second Note"), which is convertible into shares of Common Stock (the "Second Note Shares");

       WHEREAS, as of October 10, 1997, the Company issued Warrants (the "Second Warrants") to the Purchaser in respect of an aggregate of 725,000 shares of Common Stock (the "Second Warrant Shares");

       WHEREAS, pursuant to Amendment No. 1 to Registration Rights Agreement dated as of October 10, 1997 between the Company and Purchaser ("Amendment One"), the Company the Purchaser amended the Original Registration Rights Agreement to, among other matters, grant the Purchaser certain registration rights in respect of the Original Convertible Note Shares, the Second Warrant Shares and the Second Note Shares, as set forth therein;

       WHEREAS, pursuant to the terms of the Agreement for Purchase and Sale dated as of the date hereof between the Company and the Purchaser, the Purchaser has agreed to purchase an 8% Convertible Promissory Note from the Company to the Purchaser dated as of the date hereof, in the original principal amount of up to $10,000,000 (the "Third Note"), which is convertible into shares of Common Stock (the "Third Note Shares");

       WHEREAS, as of the date hereof, the Company issued Warrants (the "Third Warrants") to the Purchaser, which may be exercised to purchase shares of Common Stock at $6.75 per share, subject to adjustment (the "Third Warrant Shares");

       WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the Third Warrant Shares and the Third Note Shares, as set forth herein;

       WHEREAS, the Company wishes to amend the Original Registration Rights Agreement as amended by Amendment One, as set forth herein;

       NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

       1. Each reference in the body of the Original Registration Rights Agreement to the Shares shall hereafter refer to, collectively, the Original Warrant Shares, the Original Convertible Note Shares, the Second Note Shares, the Second Warrant Shares, the Third Note Shares and the Third Warrant Shares.

       2.  Each  reference  in the  body  of the  Original  Registration  Rights
Agreement to Warrants shall hereafter refer to, collectively, the Original Warrants, the Second Warrants and the Third Warrants.

       3. Section 1.3 of the Original Registration Rights Agreement shall be revised to read in its entirety as follows:

              "1.3 "Registrable Securities" shall mean (i) the Shares; and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company until such Shares are registered pursuant to a Registration Statement or the exemption from registration under Rule 144(k) (or successor Rule) under the Securities Act is available with respect to the Shares."

       4. By their execution of this Amendment, both the Company and the Purchaser agree to be a party to, and bound by, the terms of the Original Registration Rights Agreement, as amended by Amendment One and this Amendment.

       5. This Amendment shall be governed in all respects by the laws of the State of Delaware.

       6. All other terms and conditions of the Original Registration Rights Agreement shall be and remain the same and in full force and effect.

       7. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Original Registration Rights Agreement.

       8. This Amendment may be executed in any number of counterparts,  each of
which  shall  be  enforceable   against  the  parties  actually  executing  such
counterparts, and all of which together shall constitute one instrument.

                          THE COMPANY'S SIGNATURE PAGE


       IN WITNESS WHEREOF, the Company has executed this Amendment effective upon the date first set forth above.




                                          BLACK WARRIOR WIRELINE CORP.



                                          By:
                                                William L. Jenkins, President

                         THE PURCHASER'S SIGNATURE PAGE

       IN WITNESS WHEREOF, the Purchaser has signed this Amendment as of the date first written above.


                               ST. JAMES CAPITAL PARTNERS, L.P.


                               By:  St. James Capital Corp., its General Partner



                               By:
                                  ----------------------------------------------
                                              John Thompson, President